Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
Note 29 – Subsequent Events

1.	Kenon

A.	Release of pledged OPC shares

In March 2022, majority of OPC shares that were previously pledged as part of the Inkia sale described in Note 25 were released. Refer to Note 17.A.i for further details.

B.	Sale of ZIM shares

In March 2022, Kenon sold approximately 6 million ZIM shares for total consideration of approximately $463 million. Kenon is still assessing the financial impact of the sales. As a result of the sale, Kenon now holds a 20.7% interest in ZIM (20.3% on a fully diluted basis).

C.	Capital reduction

Kenon will seek shareholder approval for a capital reduction at its forthcoming annual general meeting to return share capital amounting to $10.25 per share ($552 million in total) to Kenon’s shareholders, subject to and contingent upon the approval of the High Court of the Republic of Singapore.

2.	ZIM

A.	Dividend

In March 2022, ZIM’s board of directors approved a cash distribution of $17.00 per share (an aggregate amount of approximately $2 billlion), payable to ZIM’s shareholders of record as of the close of trading on March 23, 2022, to be paid on April 4, 2022. Kenon expects to receive $503 million ($478 million net of tax).